UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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[_]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[_]	Soliciting Material Pursuant to §240.14a-12

NOVAGOLD RESOURCES INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THESE SUPPLEMENTAL PROXY MATERIALS PROVIDE ADDITIONAL INFORMATION REGARDING OUR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, MAY 14, 2020.

The following Additional Information relates to the 2020 proxy statement (the “Proxy Statement”) of NOVAGOLD RESOURCES INC. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on March 26, 2020 and subsequently mailed or made available to the Company’s shareholders in connection with the solicitation of proxies by the Company’s Board of Directors (our “Board”) for use at the Company’s Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Thursday, May 14, 2020. These supplemental proxy materials are being filed with the SEC on April 16, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE
PROXY STATEMENT.

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS TO
BE HELD ON MAY 14, 2020

NOVAGOLD Announces Change in Location and Time for Annual Meeting of Shareholders

Outlines Details for Conference Call & Webcast and Voting

►	Time and location of the Annual Meeting of Shareholders (the “Meeting”) on May 14, 2020 has been changed to 1:30 p.m. PT at 400 Burrard Street, Suite 1860, Vancouver, B.C.

►	In order to mitigate the risk posed by COVID-19, NOVAGOLD encourages shareholders to vote on matters before the Meeting by proxy, join via webcast and conference call, and submit questions in advance either via the webcast or by email

April 16, 2020 - Vancouver, British Columbia – Vancouver, British Columbia – NOVAGOLD RESOURCES INC. (“NOVAGOLD” or the “Company”) (NYSE American, TSX: NG) announces that the location and time of the Annual Meeting of Shareholders (the “Meeting”) has been changed to the Company’s offices at 400 Burrard Street, Suite 1860, Vancouver, British Columbia, V6C 3A6, on May 14, 2020 at 1:30 p.m. PT. The original Meeting location is no longer available.

NOVAGOLD MEETING AND SHAREHOLDER PARTICIPATION

Due to ongoing concerns related to the spread of COVID-19, and in order to mitigate potential risks to the health and safety of its shareholders, employees, and other stakeholders, the Company strongly encourages shareholders to vote on the matters before the Meeting by proxy, and to view the Meeting presentation online by way of a conference call and webcast, rather than attend in person. The routine legal requirements of the annual meeting will be carried out by a limited number of Company representatives. The designated proxy representatives will cast ballots as indicated by your proxy.

NOVAGOLD encourages all shareholders to participate in the Meeting remotely. Shareholders may submit questions to management ahead of the Meeting via email at info@novagold.com. There will also be an opportunity to ask questions during the Meeting by conference call following the conclusion of the official business portion of the Meeting and webcast presentation.

WEBCAST AND CONFERENCE CALL INFORMATION

The conference call and webcast will be available on NOVAGOLD’s website at https://www.novagold.com/investors/events/.

The webcast and conference call-in details are provided below. Following the official Meeting, the Company will provide an overview of NOVAGOLD’s 2019 achievements and the outlook for 2020. Callers should dial-in 10 minutes prior to the scheduled start time and simply ask to join NOVAGOLD’s call.

Webcast:	http://services.choruscall.ca/links/novagold20200514.html
North American callers:	1-800-319-4610
International callers:	1-604-638-5340

The webcast will be archived on NOVAGOLD’s website for one year and the conference call replay will be available for 14 days following the Meeting. To access the conference call replay please dial 1-800-319-6413 (North America), or 1-604-638-9010 (International), followed by Access Code: 3781. For a transcript of the call please see the Company’s website or email info@novagold.com.

Shareholders of record at the close of business on March 18, 2020 are entitled to receive notice of the Meeting and to vote at the Meeting. Details on the agenda of the Meeting and items to be voted on are contained in the Management Information Circular filed with regulators and on the Company website. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and time and may continue to be used to vote your shares in connection with the Meeting. Any shareholder attending the Meeting is to present government-issued photo identification and the Meeting Notice received in the mail.

If the Company is unable to hold the Meeting on May 14, 2020, NOVAGOLD will notify shareholders of any changes to the date, time, and/or location through the issuance of a media release and the filing of additional proxy materials with the SEC and SEDAR, both of which will be available on our corporate website at www.novagold.com.

NOVAGOLD’s 2020 Management Information Circular and Annual Report to Accompany the Management Information Circular are available on the Company’s website, www.novagold.com/investors/mic/, on SEDAR at www.sedar.com, and on EDGAR at www.sec.gov

ABOUT NOVAGOLD

NOVAGOLD is a well-financed precious metals company focused on the development of its 50%-owned Donlin Gold project in Alaska, one of the safest mining jurisdictions in the world. With approximately 39 million ounces of gold in the measured and indicated mineral resource categories, inclusive of proven and probable mineral reserves (541 million tonnes at an average grade of approximately 2.24 grams per tonne in the measured and indicated resource categories on a 100% basis),1 Donlin Gold is regarded to be one of the largest, highest-grade, and most prospective known open pit gold deposits in the world. According to the Second Updated Feasibility Study (as defined below), once in production, Donlin Gold is expected to produce an average of more than one million ounces per year over a 27-year mine life on a 100% basis. The Donlin Gold project has substantial exploration potential beyond the designed footprint which currently covers 1.9 miles (3 km) of an approximately five-mile (8 km) long gold-bearing trend. Current activities at Donlin Gold are focused on state permitting, optimization work, community outreach and workforce development in preparation for the construction and operation of this project. With a strong balance sheet, NOVAGOLD is well-positioned to fund its share of permitting and optimization advancement efforts at the Donlin Gold project.

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1 Donlin Gold data as per the Second Updated Feasibility Study (as defined herein). Donlin Gold measured resources of approximately 8 Mt grading 2.52 g/t and indicated resources of approximately 534 Mt grading 2.24 g/t, each on a 100% basis. Mineral resources have been estimated in accordance with NI 43-101.

Scientific and Technical Information

Some scientific and technical information contained herein with respect to the Donlin Gold project is derived from the “Donlin Creek Gold Project Alaska, USA NI 43-101 Technical Report on Second Updated Feasibility Study” prepared by AMEC with an effective date of November 18, 2011, as amended January 20, 2012 (the “Second Updated Feasibility Study”). Kirk Hanson, P.E., Technical Director, Open Pit Mining, North America, (AMEC, Reno), and Gordon Seibel, R.M. SME, Principal Geologist, (AMEC, Reno) are the Qualified Persons responsible for the preparation of the independent technical report, each of whom are independent “qualified persons” as defined by NI 43-101.

Clifford Krall, P.E., who is the Mine Engineering Manager for NOVAGOLD and a “qualified person” under

NI 43-101, has approved and verified the scientific and technical information related to the Donlin Gold project contained in this press release.

NOVAGOLD Contacts:

Mélanie Hennessey
Vice President, Corporate Communications

Jason Mercier
Manager, Investor Relations

604-669-6227 or 1-866-669-6227

Cautionary Note Regarding Forward-Looking Statements

This press release includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are frequently, but not always, identified by words such as “expects”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding the potential development and construction of Donlin Gold; perceived merit of properties; the advancement of optimization studies at Donlin Gold; potential opportunities to enhance or maximize the value of Donlin Gold; the timing and likelihood of permits; mineral reserve and resource estimates; work programs; capital expenditures; timelines; strategic plans; and benefits of the Donlin Gold project and market prices for precious metals. In addition, any statements that refer to expectations, intentions, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements are not historical facts but instead represent NOVAGOLD’s management expectations, estimates and projections regarding future events or circumstances on the date the statements are made.

Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of permits; the need for additional financing to explore and develop properties and availability of financing in the debt and capital markets; the outbreak of the coronavirus global pandemic (COVID-19); uncertainties involved in the interpretation of drilling results and geological tests and the estimation of reserves and resources; the need for continued cooperation between NOVAGOLD and Barrick Gold Corp. for the continued exploration, development and eventual construction of the Donlin Gold property; the need for cooperation of government agencies and native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, natural disasters, climate change, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether a positive construction decision will be made regarding Donlin Gold; and other risks and uncertainties disclosed in reports and documents filed by NOVAGOLD with applicable securities regulatory authorities from time to time. The forward-looking statements contained herein reflect the beliefs, opinions and projections of NOVAGOLD on the date the statements are made. NOVAGOLD assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.